SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549


                                      FORM 8-K


                    Current Report Pursuant To Section 13 or 15(d) of
                          the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):  September 25, 2002


                                  IMH ASSETS CORP.
          (as Company under a Series 2002-5 Indenture, dated as of August 28, 2002 providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 2002-5).


                      IMH ASSETS CORP IMPAC CMB TRUST SERIES 2002-5
                 (Exact name of Registrant as specified in its Charter)


                                      CALIFORNIA
                    (State or Other Jurisdiction of Incorporation)

               333-83600-02                          33-0705301
          (Commission File Number)        (I.R.S. Employer Identification No.)


          1401 DOVE STREET
          NEWPORT BEACH, CALIFORNIA                    92660
          (Address of principal executive offices)     (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (949) 475-3600


     Item 5.  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


     Item 7.  Financial Statement and Exhibits

     Exhibits:  (as noted in Item 5 above)

     Monthly Remittance Statement to the Certificateholders dated as of September 25, 2002.



                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Deutsche Bank National Trust Company,
                                  not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Indenture, dated as of August 28, 2002.


          Date:  November 14, 2002      By:  /s/ Katherine M. Wannenmacher
                                        Katherine M. Wannenmacher
                                        Vice President


                                   EXHIBIT INDEX

          DOCUMENT

          Monthly Remittance Statement to the Certificateholders dated as of September 25, 2002.
















               Impac CMB Trust   2002-5
               Collateralized Asset-Backed Bonds
               September 25, 2002 Distribution
               Contents
                                             TABLE OF CONTENTS

>                                         Page
                                             1.             Contents
>                                         1
                                             2.             Certificate Payment
> Report                                  2
                                             3.             Collection Account
>Report                                   4
                                             4.             Credit Enhancement
>Report                                   7
                                             5.             Collateral Report
>                                         8
                                             6.             Delinquency Report
>                                         11
                                             7.             REO Report
>                                         12
                                             8.             Prepayment Report
>                                         13
                                             9.             Prepayment Detail R
>eport                                    16
                                             10.            Realized Loss Repor
>t                                        17
                                             11.            Realized Loss Detai
>l Report                                 20
                                             12.            Triggers, Adj. Rate
> Cert. and Miscellaneous Report          21
                                             13.            Other Related Infor
>mation                                   22
                                                            Total Number of Pag
>es                                                    22
                                             CONTACTS
                                                            Administrator:   Ja
>mes F Noriega
                                                            Direct Phone Number
>:   (714)247-6281
                                                            Address:   Deutsche
> Bank
                                                                             17
>61 E. St. Andrew Place, Santa Ana, CA 92705
                                                            Web Site:   http://
>www.corporatetrust.db.com/invr
                                                            Factor Information:
>   (800) 735-7777
                                                            Main Phone Number:
>  (714) 247-6000
ISSUANCE INFORMATION
               Seller:                       Impac Secured Asset Corp.
>                                         Cut-Off Date:            August 1, 2
>002
               Certificate Insurer(s):       AMBAC Indemnity Corporation
>                                         Closing Date:             August 28,
> 2002

>                                         First Payment Date:  September 25, 2
>002
               Servicer(s):                  Impac Funding Corporation     Mas
>ter Servicer
                                             Wendover Funding, Inc.     Sub-Se
>rvicer
                                             Countrywide Home Loans, Inc.
>Sub-Servicer

>                                         Distribution Date:      September 25
>, 2002
               Underwriter(s):               Countrywide Securities     Underw
>riter                                    Record Date:              August 30,
> 2002
                                             Lehman Brothers Securities Corpora
>tion      Underwriter

>           Page 1 of 22
>       (c) COPYRIGHT 2002 Deutsche Bank
               Impac CMB Trust   2002-5
               Collateralized Asset-Backed Bonds
                   Series 2002-5
               Certificate Payment Report for September 25, 2002 Distribution
               Distribution in Dollars - Current Period
                                                                           Prio
>r
>       Current
               Class          Original                                     Prin
>cipal                                    Total          Realized     Deferred
>       Principal
Class          Type           Face Value                                   Bala
>nce        Interest       Principal      Distribution   Losses       Interest
>       Balance
                                                                           (1)
>           (2)            (3)            (4)=(2)+(3)    (5)            (6)
>       (7)=(1)-(3)-(5)+(6)
A-1            FLT, STEP,           466875000
>  466875000       791612.5     1597626.51     2389239.01              0
>      0    465277373.5
A-IO           IO, NTL                      0
>          0      197916.67              0      197916.67              0
>      0              0
B              SUB, FLT, S           30625000
>   30625000       99088.89      104797.45      203886.34              0
>      0    30520202.55
Cert           R                            0
>          0      815917.28              0      815917.28              0
>      0              0
Total                               497500000
>  497500000     1904535.34     1702423.96      3606959.3              0
>      0      495797576
               Interest Accrual Detail                                   Curr
>ent Period Factor Information per $1,000 of Original Face

>           Orig. PrincipalPrior
>       Current
               Period         Period
>           (with Notional)Principal                                    Total
>       Principal
Class          Starting       Ending                        Method         Cusi
>p          Balance        Balance        Interest       Principal     Distribu
>tion   Balance

>                          (1)            (2)            (3)           (4)=(2)+
>(3)    (5)
A-1                      37496          37523               A-Act/360      4525
>4NCW5            466875000           1000    1.695555556    3.421957719   5.11
>7513274    996.5780423
A-IO                     37496          37523               F-30/360       4525
>4NCX3             50000000           1000      3.9583334              0     3.
>9583334           1000
B                        37496          37523               A-Act/360      4525
>4NCY1             30625000           1000    3.235555592    3.421957551   6.65
>7513143    996.5780424
Cert                     37496          37523               -
>                         0              0              0              0
>      0              0

>                          Page 2 of  22
>       (c) COPYRIGHT 2002 Deutsche Bank
               Impac CMB Trust   2002-5
               Collateralized Asset-Backed Bonds
                   Series 2002-5
               Certificate Payment Report for September 25, 2002 Distribution Distribution in Dollars - to Date

>
>       Current
               Original                                                    Unsc
>heduled    Scheduled      Total          Total          Realized      Deferred
>       Principal
Class          Face Value                    Interest                      Prin
>cipal      Principal      Principal      Distribution   Losses        Interest
>       Balance
               (1)                           (2)                           (3)
>           (4)            (5)=(3)+(4)    (6)=(2)+(5)    (7)            (8)
>       (9)=(1)-(5)-(7)+(8)
A-1                  466875000                      791612.5
>1311451.645    286174.8648     1597626.51     2389239.01              0
>      0    465277373.5
A-IO                         0                     197916.67
>          0              0              0      197916.67              0
>      0              0
B                     30625000                      99088.89
>86025.60479    18771.84521      104797.45      203886.34              0
>      0    30520202.55
Cert                         0                     815917.28
>          0              0              0      815917.28              0
>      0              0
Total                497500000                    1904535.34
> 1397477.25      304946.71     1702423.96      3606959.3              0
>      0      495797576
               Interest Detail
               Pass-          Prior Principal
>           Non-           Prior          Unscheduled                  Paid or
>       Current
               Through        (with Notional)                              Accr
>ued        Supported      Unpaid         Interest       Optimal       Deferred
>       Unpaid
Class          Rate           Balance                                      Inte
>rest       Interest SF    Interest       Adjustments    Interest      Interest
>       Interest
                                                                           (1)
>           (2)            (3)            (4)            (5)=(1)-(2)+(3)(6)
>       (7)=(5)-(6)
A-1                     0.0218      466875000
>   791612.5              0              0              0       791612.5      7
>91612.5              0
A-IO                    0.0475       50000000
>  197916.67              0              0              0      197916.67     19
>7916.67              0
B                       0.0416       30625000
>   99088.89              0              0              0       99088.89      9
>9088.89              0
Cert                                        0
>          0              0              0              0      815917.28     81
>5917.28              0
Total                               547500000
> 1088618.06              0              0              0     1904535.34    190
>4535.34              0

>                          Page 3 of  22
>       (c) COPYRIGHT 2002 Deutsche Bank
               Impac CMB Trust   2002-5
               Collateralized Asset-Backed Bonds
               Series 2002-5
               Collection Account Report for September 25, 2002 Distribution
               Collection Account Report
SUMMARY
>                                         TOTAL
               Principal Collections
>                                         1,702,423.96
               Principal Withdrawals
>                                         0.00
               Principal Other Accounts
>                                         0.00
               TOTAL PRINCIPAL
>                                         1,702,423.96
               Interest Collections
>                                         2,167,919.16
               Interest Withdrawals
>                                         0.00
               Interest Other Accounts
>                                         (3,893.57)
               Interest Fees
>                                         (259,490.25)
               TOTAL INTEREST
>                                         1,904,535.34
               TOTAL AVAILABLE FUNDS TO BONDHOLDERS
>                                         3,606,959.30
PRINCIPAL - COLLECTIONS
>                                         TOTAL
               Scheduled Principal
>                                         304,946.71
               Curtailments
>                                         13,762.16
               Prepayments in Full
>                                         1,383,715.09
               Repurchases/Substitutions
>                                         0.00
               Liquidations
>                                         0.00
               Insurance Principal
>                                         0.00
               Other Additional Principal
>                                         0.00
               Delinquent Principal
>                                         (95,225.15)
               Realized Losses
>                                         0.00
               Substitution Adjustments- Principal
>                                         0.00
               Termination Price Amounts- Principal
>                                         0.00
               Additional Principal Amts
>                                         0.00
               Principal Advanced
>                                         95,225.15
               TOTAL PRINCIPAL
>                                         1,702,423.96
                                                            Page 4 of 22
>                                         (c) COPYRIGHT 2002 Deutsche Bank
               Impac CMB Trust   2002-5
               Collateralized Asset-Backed Bonds
               Series 2002-5
               Collection Account Report for September 25, 2002 Distribution
               Collection Account Report
PRINCIPAL - WITHDRAWALS
>                                         TOTAL
SPACE INTENTIONALLY LEFT BLANK
PRINCIPAL - OTHER ACCOUNTS
>                                         TOTAL
SPACE INTENTIONALLY LEFT BLANK
INTEREST - COLLECTIONS
>                                         TOTAL
               Scheduled Interest
>                                         2,209,450.03
               Repurchases/Substitutions
>                                         0.00
               Liquidations
>                                         0.00
               Insurance Interest
>                                         0.00
               Other Additional Interest
>                                         0.00
               Prepayment Interest Shortfalls
>                                         (1,108.55)
               Relief Act Interest Shortfalls
>                                         0.00
               Delinquent Interest
>                                         (684,042.03)
               Interest Realized Losses
>                                         0.00
               Compensating Interest
>                                         1,108.55
               Substitution Adjustments- Interest
>                                         0.00
               Termination Price Amounts- Interest
>                                         0.00
               Additional Interest Amts
>                                         0.00
               Interest Prepayment Premiums
>                                         0.00
               Interest Advanced
>                                         642,511.16
               Cap Contract Payment Amt
>                                         0.00
               TOTAL INTEREST
>                                         2,167,919.16
                                                            Page 5 of 22
>                                         (c) COPYRIGHT 2002 Deutsche Bank
               Impac CMB Trust   2002-5
               Collateralized Asset-Backed Bonds
               Series 2002-5
               Collection Account Report for September 25, 2002 Distribution
               Collection Account Report
INTEREST - WITHDRAWALS
>                                         TOTAL
               Prev. Unreimbursed PMI Premiums
>                                         0.00
               Prev. Unreimbursed Spec Haz Premiums
>                                         0.00
               Prev. Unreimbursed Liq. Expenses
>                                         0.00
               Prev. Unreimbursed Master/Sub-Servicing Fees
>                                         0.00
               Amt Rvcd Not Due Bondholder /Deposits in Error
>                                         0.00
               Prev. Unreimb. P&I Advances/Non Recov Advances
>                                         0.00
               Prev. Unreimbursed Servicing Advances
>                                         0.00
               Clear and Terminate Collection Account
>                                         0.00
               TOTAL INTEREST WITHDRAWALS
>                                         0.00
INTEREST - OTHER ACCOUNTS
>                                         TOTAL
               Cap Contract Payment Amounts
>                                         0.00
               Floor Contract Payment Amounts
>                                         3,893.57
               Swap Contract Payment Amounts
>                                         0.00
INTEREST - FEES
>                                         TOTAL
               Owner Trustee Fee
>                                         708.33
               Indenture Trustee Fee
>                                         1,666.67
               Bond Insurance Premium Amount
>                                         67,852.95
               Radian PMI Insurance Premiums
>                                         62,043.05
               Current Servicing Fees
>                                         127,219.25
               TOTAL INTEREST  FEES
>                                         259,490.25
                                                            Page 6 of 22
>                                         (c) COPYRIGHT 2002 Deutsche Bank
               Impac CMB Trust   2002-5
               Collateralized Asset-Backed Bonds
               Series 2002-5
               Credit Enhancement Report for September 25, 2002 Distribution
               Credit Enhancement Report
ACCOUNTS
>                                         TOTAL
SPACE INTENTIONALLY LEFT BLANK
INSURANCE
>                                         TOTAL
SPACE INTENTIONALLY LEFT BLANK
STRUCTURAL FEATURES
>                                         TOTAL
               Current Periods Required Overcollateralization Amt
>                                         4,500,003.32
               Current Periods Overcollateralization Amt
>                                         2,500,369.43
               Current Periods Extra Principal Distribution
>                                         0.00
               Current Periods Net Monthly Excess Cashflow
>                                         815,917.28
               Current Periods Overcollateralization Release
>                                         0.00
               60 Day Rolling Delinquency Amount
>                                         0.00
               90 Day Rolling Delinquency Amount
>                                         0.00
               Available Funds Rate
>                                         4.4024%
                                                            Page 7 of 22
>                                         (c) COPYRIGHT 2002 Deutsche Bank
               Impac CMB Trust   2002-5
               Collateralized Asset-Backed Bonds
               Series 2002-5
               Collateral Report for September 25, 2002 Distribution
               Collateral Report
COLLATERAL
>                                         TOTAL
               Loan Count:
               Original
>                                                    2034
               Prior
>                                                       0
               Prefunding
>                                                       0
               Scheduled Paid Offs
>                                                       0
               Full Voluntary Prepayments
>                                                      -3
               Repurchases
>                                                       0
               Liquidations
>                                                       0
               Current
>                                                    2031
               Principal Balance:
               Original
>                                             500000369.4
               Prior
>                                                       0
               Prefunding
>                                                       0
               Scheduled Principal
>                                              -304946.71
               Partial and Full Voluntary Prepayments
>                                             -1397477.25
               Repurchases
>                                                       0
               Liquidations
>                                                       0
               Current
>                                             498297945.5
PREFUNDING
>                                         TOTAL
SPACE INTENTIONALLY LEFT BLANK
Current Prin Balance by Groups (in millions of dollars)                    Tota
>l Current Principal Balance (in millions of dollars)
                                                            Page 8 of 22
>                                         (c) COPYRIGHT 2002 Deutsche Bank
               Impac CMB Trust   2002-5
               Collateralized Asset-Backed Bonds
               Series 2002-5
               Collateral Report for September 25, 2002 Distribution
               Collateral Report
CHARACTERISTICS
>                                         TOTAL
               Weighted Average Coupon Original
>                                             0.051857635
               Weighted Average Coupon Prior
               Weighted Average Coupon Current
>                                             0.051857635
               Weighted Average Months to Maturity Original
>                                                     359
               Weighted Average Months to Maturity Prior
>                                                       0
               Weighted Average Months to Maturity Current
>                                                     359
               Weighted Avg Remaining Amortization Term Original
>                                             358.4477358
               Weighted Avg Remaining Amortization Term Prior
>                                                       0
               Weighted Avg Remaining Amortization Term Current
>                                             358.4477358
               Weighted Average Seasoning Original
>                                              1.55226422
               Weighted Average Seasoning Prior
>                                                       0
               Weighted Average Seasoning Current
>                                              1.55226422
Note:  Original information refers to deal issue.
WAC by Groups                                                              Tota
>l WAC
WARAT by Groups                                                            Tota
>l WARAT
Note: Dates correspond to distribution dates.
                                                            Page 9 of 22
>                                         (c) COPYRIGHT 2002 Deutsche Bank
               Impac CMB Trust   2002-5
               Collateralized Asset-Backed Bonds
               Series 2002-5
               Collateral Report for September 25, 2002 Distribution
               Collateral Report
ARM CHARACTERISTICS
>                                         TOTAL
               Weighted Average Margin Original
>                                              0.02907319
               Weighted Average Margin Prior
>                                                       0
               Weighted Average Margin Current
>                                              0.02907319
               Weighted Average Max Rate Original
>                                              0.12520422
               Weighted Average Max Rate Prior
>                                                       0
               Weighted Average Max Rate Current
>                                              0.12520422
               Weighted Average Min Rate Original
>                                               0.0316673
               Weighted Average Min Rate Prior
>                                                       0
               Weighted Average Min Rate Current
>                                               0.0316673
               Weighted Average Cap Up Original
>                                              0.01007566
               Weighted Average Cap Up Prior
>                                                       0
               Weighted Average Cap Up Current
>                                              0.01007566
               Weighted Average Cap Down Original
>                                              0.01007381
               Weighted Average Cap Down Prior
>                                                       0
               Weighted Average Cap Down Current
>                                              0.01007381
Note:  Original information refers to deal issue.
SERVICING FEES / ADVANCES
>                                         TOTAL
               Current Servicing Fees
>                                         127,219.25
               Delinquent Servicing Fees
>                                         41,530.88
               TOTAL SERVICING FEES
>                                         168,750.13
               Total Servicing Fees
>                                         168,750.13
               Compensating Interest
>                                         1,108.55
               Delinquent Servicing Fees
>                                         (41,530.88)
               COLLECTED SERVICING FEES
>                                         128,327.80
               Current PPIS
>                                         1,108.55
               Current Net PPIS
>                                         2,217.10
               Total Advanced Principal For Current Payment Date
>                                         95,225.15
               Total Advanced Interest For Current Payment Date
>                                         642,511.16
               TOTAL ADVANCES FOR CURRENT PERIOD
>                                         737,736.31
ADDITIONAL COLLATERAL INFORMATION
>                                         TOTAL
SPACE INTENTIONALLY LEFT BLANK
                                                            Page 10 of 22
>                                         (c) COPYRIGHT 2002 Deutsche Bank
               Impac CMB Trust   2002-5
               Collateralized Asset-Backed Bonds
               Series 2002-5
               Delinquency Report for September 25, 2002 Distribution
               Delinquency Report  - Total
                                                            CURRENT      1 PA
>YMENT      2  PAYMTS      3+  PAYMTS     TOTAL
DELINQUENT                    Balance
>          0              0              0              0
                              % Balance
>          0              0              0              0
                              # Loans
>          0              0              0              0
                              % # Loans
>          0              0              0              0
FORECLOSURE                   Balance                                     0
>          0              0              0              0
                              % Balance                                   0
>          0              0              0              0
                              # Loans                                     0
>          0              0              0              0
                              % # Loans                                   0
>          0              0              0              0
BANKRUPTCY                    Balance                                     0
>          0              0              0              0
                              % Balance                                   0
>          0              0              0              0
                              # Loans                                     0
>          0              0              0              0
                              % # Loans                                   0
>          0              0              0              0
REO                           Balance                                     0
>          0              0              0              0
                              % Balance                                   0
>          0              0              0              0
                              # Loans                                     0
>          0              0              0              0
                              % # Loans                                   0
>          0              0              0              0
TOTAL                         Balance                                     0
>          0              0              0              0
                              % Balance                                   0
>          0              0              0              0
                              # Loans                                     0
>          0              0              0              0
                              % # Loans                                   0
>          0              0              0              0
Note: Current = 0-30days, 1 Payment =31-60days, 2 Payments = 61-90days, 3+ Pay >ments = 91+

>                                         6 Months Moving Average
1 or 2 Payments Delinquent                                                 3 or
> More Payments Delinquent
Total Foreclosure                                                          Tota
>l Bankruptcy and REO
Note: Dates correspond to distribution dates.
                                                            Page 11 of 22
>                                         (c) COPYRIGHT 2002 Deutsche Bank
               Impac CMB Trust   2002-5
               Collateralized Asset-Backed Bonds
               Series 2002-5
               REO Report for September 25, 2002 Distribution
               REO Report - Mortgage Loans that Become REO During Current Dis >tribution
SUMMARY                                                         LOAN GROUP
Total Loan Count =   0                                           Loan Group 1
>=  Adjustable Group;   REO Book Value  =  000.00
Total Original Principal Balance =   000.00
Total Current Balance =   000.00
REO Book Value =   000.00
REO Book Value reported corresponds to total REO loans, including loans that be >come REO during current distribution.
Loan Number                   Original       Stated                        Curr
>ent        State &
&                             Principal      Principal      Paid to        Note
>           LTV at         Original       Origination
Loan Group                    Balance        Balance        Date           Rate
>           Origination    Term           Date
SPACE INTENTIONALLY LEFT BLANK
                                                            Page 12 of 22
>                                         (c) COPYRIGHT 2002 Deutsche Bank
               Impac CMB Trust   2002-5
               Collateralized Asset-Backed Bonds
               Series 2002-5
               Prepayment Report for September 25, 2002 Distribution
               Prepayment Report  -  Voluntary Prepayments
VOLUNTARY PREPAYMENTS
>                                         TOTAL
               Current
               Number of Paid in Full Loans
>                                                       3
               Number of Repurchased Loans
>                                                       0
               Total Number of Loans Prepaid in Full
>                                                       3
               Paid in Full Balance
>                                              1383715.09
               Repurchased Loans Balance
>                                                       0
               Curtailments Amount
>                                                13762.16
               Total Prepayment Amount
>                                              1397477.25
               Cumulative
               Number of Paid in Full Loans
>                                                       3
               Number of Repurchased Loans
>                                                       0
               Total Number of Loans Prepaid in Full
>                                                       3
               Paid in Full Balance
>                                              1383715.09
               Repurchased Loans Balance
>                                                       0
               Curtailments Amount
>                                                13762.16
               Total Prepayment Amount
>                                              1397477.25
               Current Prin Balance of Repurchases Per Sec 3.18
>                                         0.00
               Cumulative Prin Balance of Repurchases Per Sec 3.18
>                                         0.00
Total Prepayments by Groups  (in thousands of dollars)                     Tota
>l Prepayments (in thousands of dollars)
                                                            Page 13 of 22
>                                         (c) COPYRIGHT 2002 Deutsche Bank
               Impac CMB Trust   2002-5
               Collateralized Asset-Backed Bonds
               Series 2002-5
               Prepayment Report for September 25, 2002 Distribution
               Prepayment Report  -  Voluntary Prepayments
VOLUNTARY PREPAYMENT RATES
>                                         TOTAL
               SMM
>                                             0.002796658
               3 Months Avg SMM
               12 Months Avg SMM
               Avg SMM Since Cut-off
>                                             0.002796658
               CPR
>                                             0.033048474
               3 Months Avg CPR
               12 Months Avg CPR
               Avg CPR Since Cut-off
>                                             0.033048474
               PSA
>                                              10.6452475
               3 Months Avg  PSA Approximation
               12 Months Avg PSA Approximation
               Avg PSA Since Cut-off Approximation
>                                              10.6452475
CPR by Groups                                                              Tota
>l CPR
PSA by Groups                                                              Tota
>l PSA
                                                            Page 14 of 22
>                                         (c) COPYRIGHT 2002 Deutsche Bank
               Impac CMB Trust   2002-5
               Collateralized Asset-Backed Bonds
               Series 2002-5
               Prepayment Report for September 25, 2002 Distribution
               Prepayment Report  -  Voluntary Prepayments
CPR Avg since Cut-Off by Groups                                            Tota
>l CPR Avg since Cut-Off
PSA Avg since Cut-Off  by Groups                                           Tota
>l PSA Avg since Cut-Off
PREPAYMENT CALCULATION METHODOLOGY
               Single Monthly Mortality (SMM):    (Voluntary partial and full p
>repayments + Repurchases)/(Beg Principal Balance - Sched Principal)
              Conditional Prepayment Rate (CPR):    1-((1-SMM)^12)
              PSA Standard Prepayment Model:    CPR/(0.02*min(30,WAS))
              Average SMM over period between nth month and mth month (AvgSMMn
>,m):   [(1-SMMn) * (1-SMMn+1) * *(1-SMMm)]^(1/months in period n,m)
              Average CPR over period between the nth month and mth month (Avg
>CPRn,m): 1-((1-AvgSMMn,m)^12)
              Average PSA Approximation over period between the nth month and
>mth month:   AvgCPRn,m/(0.02*Avg WASn,m))
              Average WASn,m:    (min(30,WASn)+min(30,WASn+1)+ +min(30,WASm)
>/(number of months in the period n,m)
               Weighted Average Seasoning (WAS)
               Note: Prepayment rates are calculated since deal issue date and > include partial and full voluntary prepayments and repurchases.
                          Dates correspond to distribution dates.
                                                            Page 15 of 22
>                                         (c) COPYRIGHT 2002 Deutsche Bank
               Impac CMB Trust   2002-5
               Collateralized Asset-Backed Bonds
               Series 2002-5
               Prepayment Detail Report for September 25, 2002 Distribution Prepayment Detail Report - Loans Prepaid in Full During Curren
>t Distribution
SUMMARY
>           LOAN GROUP
Total Loan Count =   3
>           Loan Group 1    =    Adjustable Group
Total Original Principal Balance =   1,385,828.00
Total Prepayment Amount =   1,383,715.09
Loan Number                                  Original
>           Current        State &        Type Prepayment
&                             Loan           Principal      Prepayment     Prep
>ayment     Note           LTV at         &              Origination
Loan Group                    Status         Balance        Amount         Date
>           Rate           Origination    Original Term  Date
1100354080  1                                         256000         256000
>      37495           0.06CA  -  80.00%  Paid Off  -  36          37474
1100354523  1                                         500000      498499.24
>      37489           0.06MI  -  71.33%  Paid Off  -  36          37480
1109006517  1                                         629828      629215.85
>      37498        0.06125CA  -  80.00%  Paid Off  -  36          37454
                                                                         Page
> 16 of 22                                             (c) COPYRIGHT 2002 Deutsc
>he Bank
               Impac CMB Trust   2002-5
               Collateralized Asset-Backed Bonds
               Series 2002-5
               Realized Loss Report for September 25, 2002 Distribution
               Realized Loss Report  -  Collateral
COLLATERAL REALIZED LOSSES
>                                         TOTAL
               Current
               Number of Loans Liquidated
>                                                       0
               Collateral Realized Loss/(Gain) Amount
>                                                       0
               Net Liquidation Proceeds
>                                                       0
               Cumulative
               Number of Loans Liquidated
>                                                       0
               Collateral Realized Loss/(Gain) Amount
>                                                       0
               Net Liquidation Proceeds
>                                                       0
               Note: Collateral realized losses may include adjustments to loan >s liquidated in prior periods.
               Cumulative Loss Percentage For Related Payment Date
>                                         0.0000%

>                                            3 Months Moving Average
Collateral Loss Severity Approximation  by Groups                          Coll
>ateral Loss Severity Approximation
                                                            Page 17 of 22
>                                         (c) COPYRIGHT 2002 Deutsche Bank
               Impac CMB Trust   2002-5
               Collateralized Asset-Backed Bonds
               Series 2002-5
               Realized Loss Report for September 25, 2002 Distribution Realized Loss Report - Collateral
DEFAULT SPEEDS
>                                         TOTAL
               MDR
>                                                       0
               3 Months Avg MDR
               12 Months Avg MDR
               Avg MDR Since Cut-off
>                                                       0
               CDR
>                                                       0
               3 Months Avg CDR
               12 Months Avg CDR
               Avg CDR Since Cut-off
>                                                       0
               SDA
>                                                       0
               3 Months Avg  SDA Approximation
               12 Months Avg SDA Approximation
               Avg SDA Since Cut-off Approximation
>                                                       0
               Loss Severity Approximation for Current Period
               3 Months Avg Loss Severity Approximation
               12 Months Avg Loss Severity Approximation
               Avg  Loss Severity Approximation Since Cut-off
CDR by Groups                                                              Tota
>l CDR
SDA by Groups                                                              Tota
>l SDA
                                                            Page 18 of 22
>                                         (c) COPYRIGHT 2002 Deutsche Bank
               Impac CMB Trust   2002-5
               Collateralized Asset-Backed Bonds
               Series 2002-5
               Realized Loss Report for September 25, 2002 Distribution Realized Loss Report - Collateral
CDR Avg since Cut-Off by Groups                                            Tota
>l CDR Avg since Cut-Off
SDA Avg since Cut-Off  by Groups                                           Tota
>l SDA Avg since Cut-Off
COLLATERAL REALIZED LOSS  CALCULATION METHODOLOGY
               Monthly Default Rate (MDR):    (Beg Principal Balance of Liquida
>ted Loans)/(Total Beg Principal Balance)
               Conditional Default Rate (CDR):    1-((1-MDR)^12)
               SDA Standard Default Assumption:    CDR/IF(WAS<61,MIN(30,WAS)*0.
>02,MAX(0.03,MIN(30,WAS)*0.02-0.0095*(WAS-60)))
              Average MDR over period between nth month and mth month (AvgMDRn
>,m):   [(1-MDRn) * (1-MDRn+1) * *(1-MDRm)]^(1/months in period n,m)
              Average CDR over period between the nth month and mth month (Avg
>CDRn,m):    1-((1-AvgMDRn,m)^12)
              Average SDA Approximation over period between the nth month and >mth month:
                         AvgCDRn,m/IF(Avg WASn,m<61,MIN(30,Avg WASn,m)*0.02,MAX
>(0.03,MIN(30,Avg WASn,m)*0.02-0.0095*(Avg WASn,m-60)))
              Average WASn,m:   (WASn + WASn+1 + + WASm )/(number of months
> in the period n,m)
              Loss Severity Approximation for current period: sum(Realized Los >s Amount)/sum(Beg Principal Balance of Liquidated Loans)
               Average Loss Severity Approximation over period between nth mont >h and mth month: Avg(Loss Severityn,m)
              Note: Default rates are calculated since deal issue date and in >clude realized gains and additional realized losses and gains from priorperiod >s.
                          Dates correspond to distribution dates.
                                                            Page 19 of 22
>                                         (c) COPYRIGHT 2002 Deutsche Bank
               Impac CMB Trust   2002-5
               Collateralized Asset-Backed Bonds
               Series 2002-5
               Realized Loss Detail Report for September 25, 2002 Distribution
>
               Realized Loss Detail Report - Loans Liquidated During Current >Distribution
SUMMARY
>           LOAN GROUP
Total Loan Count =   0
>           Loan Group 1    =    Adjustable Group
Total Original Principal Balance =   0.00
Total Prior Principal Balance =   0.00
Total Realized Loss Amount =   0.00
Total Net Liquidation Proceeds =   0.00
Loan Number                                  Original       Prior
>           Current        State &
&                             Loan           Principal      Principal      Real
>ized       Note           LTV at         Original       Origination
Loan Group                    Status         Balance        Balance        Loss
>/(Gain)    Rate           Origination    Term           Date
SPACE INTENTIONALLY LEFT BLANK
                                                                           Page
> 20 of 22                                          (c) COPYRIGHT 2002 Deutsc
>he Bank
               Impac CMB Trust   2002-5
               Collateralized Asset-Backed Bonds
               Series 2002-5
               Triggers, Adj. Rate Cert. and Miscellaneous Report for September > 25, 2002 Distribution
               Triggers, Adj. Rate Cert. and Miscellaneous Report
TRIGGER EVENTS
>                                         TOTAL
SPACE INTENTIONALLY LEFT BLANK
ADJUSTABLE RATE CERTIFICATE INFORMATION
>                                         TOTAL
               Current Periods Basis Risk Shortfall Carry Forward Amt
>                                         0.00
               Cumulative Basis Risk Shortfall Carry Forward Amt
>                                         0.00
               Current Periods LIBOR Rate
>                                         1.8100%
ADDITIONAL INFORMATION
>                                         TOTAL
               Current Periods Net Mortgage Rate
>                                         4.7438%
                                                         Page 21 of 22
>                                         (c) COPYRIGHT 2002 Deutsche Bank
               Impac CMB Trust   2002-5
               Collateralized Asset-Backed Bonds
               Series 2002-5
               Other Related Information for September 25, 2002 Distribution Other Related Information
ADDITIONAL INFORMATION
>                                         TOTAL
               Total Derivative Payments
>                                         3,893.57
                 BXIMP025C1
>                                         0.00
                 BXIMP025C2
>                                         0.00
                 BXIMP025C3
>                                         0.00
                 BXIMP025C4
>                                         0.00
                 BXIMP025C5
>                                         0.00
                 BXNC106527
>                                         0.00
                 BXIMP025F1
>                                         0.00
                 BXIMP025F2
>                                         673.86
                 BXIMP025F3
>                                         647.26
                 BXIMP025F4
>                                         248.95
                 BXIMP025F5
>                                         2,323.50
                                                            Page 22 of 22
>                                         (c) COPYRIGHT 2002 Deutsche Bank